UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 1, 2025

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 2, 2025, electroCore, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing that the Company had completed the acquisition of NeuroMetrix, Inc., a Delaware corporation (“NURO”) pursuant to the terms of the Agreement and Plan of Merger, dated as of December 17, 2024 (the “Merger Agreement”), by and among the Company, NURO, and Nexus Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into NURO, with NURO surviving as a wholly-owned subsidiary of the Company.

In the Original Report, the Company noted that the historical and pro forma financial statements required by Item 9.01 of Form 8-K would be filed by amendment to the Original Report within 71 days following the date on which the Original Report was required to be filed. The Company has determined, however, in consultation with the staff of the Office of Chief Accountant of the Division of Corporation Finance of the Securities and Exchange Commission, that the filing by ECOR of (i) the historical audited financial statements of the NURO business acquired by ECOR, and (ii) the related pro forma financial statements of the Company, is not required by Item 9.01 of Form 8-K, Regulation 3-05 of Regulation S-X, and Article 11 of Regulation S-X, because NURO is not a “significant subsidiary” of ECOR as defined in paragraph 210.1-02(w) of Regulation S-X.

Accordingly, the Company is hereby amending and restating Item 9.01 of the Original Form 8-K in its entirety as follows:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company is not required to file audited financial statements of NURO as of and for the years ended December 31, 2024 and December 31, 2023.

The Company is not required to file unaudited financial statements of NURO as of and for the three-months ended March 31, 2024 and as of and for the three-months ended March 31, 2025.

(b)	Pro Forma Financial Information

The Company is not required to file unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025, the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

July 16, 2025	/s/ Joshua S. Lev
Joshua S. Lev
Chief Financial Officer